Accumulated Other Comprehensive Income	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Accumulated Other Comprehensive Income
Accumulated Other Comprehensive Income

Accumulated other comprehensive income consisted of the following:

Dollars in thousands	Foreign Currency Items
December 31, 2013	$1,888
Current period other comprehensive income	(2,386)
December 31, 2014	$(498)

Amounts reclassified out of accumulated other comprehensive income were $0.2 million for the year ended December 31, 2014. These amounts represent foreign currency translation losses from the sale of our equity method investment in an ITS entity acquired during 2013. The other comprehensive income for the current period includes a significant increase in the exchange rate on related borrowings primarily in Colombia.